Exhibit 99.1

BIGBEAR.AI AND GIGCAPITAL4 ENTER INTO $75 MILLION BACKSTOP AGREEMENT WITH

AE INDUSTRIAL PARTNERS TO SUPPORT THE CONTINUED GROWTH OF THE BUSINESS

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BigBear.ai’s pro forma enterprise valuation adjusted from $1.565 billion to $1.378 billion to reflect current market conditions and establish more attractive entry point to market, which translates to a 15% reduction in equity value for BigBear.ai stockholders to $1.05 billion

•	BigBear.ai believes that its recent strategic momentum and robust backlog support attractive value opportunities for stockholders

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GigCapital4 reminds its stockholders to vote or submit their proxy in support of the Board of Directors’ recommendations at the special stockholders meeting that will take place on Friday December 3, 1:00 p.m. EST / 10:00 a.m. PST

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The Boards of Directors of both GigCapital4 and BigBear.ai reaffirm their recommendation of the combination, which is expected to close on December 7, 2021, subject to approval by the security holders of GigCapital4 and the satisfaction of customary closing conditions

COLUMBIA, Md. & PALO ALTO, Calif. / November 30, 2021 – BigBear.ai (“the Company”), a leading provider of artificial intelligence, machine learning, cloud-based big data analytics, and cyber engineering solutions, and GigCapital4, Inc. (“GigCapital4”; Nasdaq: GIGGU, GIG, GIGGW), a Private-to-Public Equity (PPE)TM entity also known as special purpose acquisition company (“SPAC”), today announced that GigCapital4 has entered into a $75 million backstop agreement (7.5 million shares at $10 per share) with AE Industrial Partners to support their previously announced business combination. The backstop agreement provides that an affiliate of AE Industrial Partners will purchase up to 7.5 million shares of GigCapital stock, with the actual amount dependent upon the amount of cash available at the closing of the business combination of the Company and GigCapital4 after any redemptions, the repayment of existing Company debt, transaction expenses and the cash portion of the merger consideration being paid in the business combination.

In addition, GigCapital4 and the Company have adjusted the rollover equity of BigBear.ai by 15% to $1.05 billion to reflect current market conditions and establish a more attractive entry point to market. Additionally, they have set as a condition to GigCapital4 closing that there be a minimum available cash at closing of $75 million on the balance sheet of the post-combination Company. BigBear.ai believes that its recent strategic progress and new contract awards support substantial value opportunities for stockholders:

•	Reported third quarter 2021 revenue of $40.2 million, an increase of approximately 11% over the second quarter of 2021, driven by new and expanded customer engagements.

•	Added more than $150 million of new contract awards in the third quarter, growing total backlog to approximately $485 million as of September 30, 2021.

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New engagements and contract awards include: new commercial partnership with Palantir to collaborate on go-to-market opportunities in the commercial market sector; commercial partnerships with Virgin Orbit and Terran Orbital; MOU with Redwire Corporation; one-year contract with the Defense Intelligence Agency; new award by the United States Army for Global Force Information Management Phase 1 Prototype contract; five-year, single award contract by the National Security Agency (NSA).

•	Targeted investments aimed at accelerating commercial penetration, including strategic leadership appointments to support the Company’s growth.

“We believe our suite of AI-powered solutions are indispensable tools that give government and commercial sector clients critical competitive advantages – allowing them to make decisions faster and better than their competitors,” said Dr. Reggie Brothers, Chief Executive Officer of BigBear.ai. “Along with our partners at GigCapital4 and AE Industrial and the purchasers of our convertible senior unsecured notes, we are confident in our opportunities to create value as a public company. We are well positioned to accelerate our progress and take advantage of a rapidly growing addressable market, and today’s announcement reflects our commitment to delivering significant value for GigCapital4 shareholders as well as future shareholders of BigBear.ai.”

Dr. Raluca Dinu, Founding Managing Partner of GigCapital Global and Chief Executive Officer of GigCapital4, said, “With consistent backlog growth and major contract awards, BigBear.ai is generating strong momentum and has multiple paths for growth as it continues to expand into the fast-growing commercial market. We believe that AI is one of the highest-impact technology verticals of our generation, and we are confident that this transaction brings compelling opportunities to all stakeholders.”

Kirk Konert, Partner at AE Industrial Partners, said, “AE Industrial Partners is proud to further support this transaction through the backstop agreement, and believes BigBear.ai is well positioned to leverage the significant opportunities to operationalize its AI platform and create value for shareholders as a public company.”

Dr. Avi Katz, Founding Managing Partner of GigCapital Global and Executive Chairman of the Board of GigCapital4, said, “The GigCapital team is delighted to combine with a world leading AI/ML company, as BigBear.ai, and with AE Industrial Partners being lead investors in the aerospace and defense space, as we will jointly work together as part of the future public company board of directors to enhance the future growth of the enterprise. We are also humbled by the exceptional partnership we found with our investors supporting this deal in unlocking significant value for all stakeholders in the ecosystem.”

Transaction Details

In addition to the backstop agreement described above, and in order to reflect current market conditions and establish a more attractive entry point to market, the change in the rollover equity agreed to by GigCapital4 and the Company results in an adjustment of the post-combination pro forma enterprise value of BigBear.ai from $1.565 billion to $1.378 billion.

As previously announced, the Company is expected to have approximately $330 million in cash at transaction close, post all debt repayments and payment of transaction expenses, which the Company believes will provide the flexibility to support organic and inorganic growth. The cash component of the purchase price to be paid to the equity holders of BigBear.ai is expected to be funded by GigCapital4’s cash in trust (minus any redemptions by public stockholders), and a $200 million convertible senior unsecured note private placement with institutional investors including funds managed by affiliates of Fortress Investment Group, LLC, Marathon Asset Management, LP, and certain funds managed by Highbridge Capital Management, LLC. The 5-year unsecured convertible notes, which shall bear interest at a rate of 6% per annum, are convertible into common shares of the combined company at a conversion price of $11.50, and are being revised in conjunction with the entry into the backstop agreement and the change in rollover equity to provide certain covenants and other protections to the note holders, including restrictions on additional borrowing by the post-combination Company, subject to certain exceptions, and a one-time conversion price reset, if required for down-side protection.

GigCapital4 Special Meeting of Stockholders

The special meeting of GigCapital4 stockholders to approve the proposed business combination (the “Special Meeting”) will be held at 1 p.m. Eastern Time/10 a.m. Pacific Time on December 3, 2021. The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on October 5, 2021 (the “Record Date”).

Upon closing of the transaction, BigBear.ai’s common shares and warrants are expected to trade on the New York Stock Exchange under the ticker symbols “BBAI” and “BBAI.WS,” respectively.

The transaction is expected to close on December 7, 2021, subject to approval by GigCapital4 stockholders.

Advisors

William Blair is serving as exclusive financial advisor, Kirkland and Ellis LLP is serving as legal counsel, and Grant Thornton is serving as auditor to BigBear.ai. Oppenheimer & Co Inc. is serving as Capital Markets Advisor and Placement Agent, and BMO Capital Markets is serving as Exclusive Financial Advisor, DLA Piper LLP (US) is serving as legal counsel, and BPM LLP is serving as auditors to GigCapital4. Mayer Brown LLP is serving as legal counsel to Oppenheimer & Co Inc., BMO Capital Markets and William Blair.

About BigBear.ai

A leader in decision dominance for more than 20 years, BigBear.ai operationalizes artificial intelligence and machine learning at scale through its end-to-end data analytics platform. The Company uses its proprietary AI/ML technology to support its customers’ decision-making processes and deliver practical solutions that work in complex, realistic and imperfect data environments. BigBear.ai’s composable AI-powered platform solutions work together as often as they stand alone: Observe (data ingestion and conflation), Orient (composable machine learning at scale), and Dominate (visual anticipatory intelligence and optimization).

BigBear.ai’s customers, which include the U.S. Intelligence Community, Department of Defense, the U.S. Federal Government, as well as customers in the commercial sector, rely on BigBear.ai’s high value software products and technology to analyze information, identify and manage risk, and support mission critical decision making. Headquartered in Columbia, Maryland, BigBear.ai has additional locations in Virginia, Massachusetts, Michigan, and California. For more information, please visit: http://bigbear.ai/ and follow BigBear.ai on Twitter: @BigBearai.

About GigCapital4

GigCapital4, Inc. is a Private-to-Public Equity (PPE)™ company, also known as a blank check company or special purpose acquisition company (SPAC), focusing on the technology, media and telecommunications (TMT) and sustainable industries. It was sponsored by GigAcquisitions4, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

“Private-to-Public Equity (PPE)” is a trademark of GigFounders, LLC, an affiliate GigCapital4, and is used pursuant to agreement.

About AE Industrial Partners

AE Industrial Partners is a private equity firm specializing in Aerospace, Defense & Government Services, Space, Power & Utility Services, and Specialty Industrial markets. AE Industrial Partners invests in market-leading companies that can benefit from our deep industry knowledge, operating experience, and relationships throughout our target markets. AE Industrial Partners is a signatory to the United Nations Principles for Responsible Investment and the ILPA Diversity in Action initiative. Learn more at www.aeroequity.com.

Participants in Solicitation

BigBear.ai, GigCapital4 and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital4’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital4’s directors and executive officers is available in its final prospectus prepared and filed with the SEC on February 10, 2021 under Rule 424(b)(4) promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and related to its previously filed Registration Statement on Form S-1. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the proposed business combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the proposed business combination, GigCapital4 has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement under the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has subsequently mailed a definitive proxy statement relating to the proposed business combination to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Additional information about the proposed business combination and related transactions is described in GigCapital4’s proxy statement relating to the proposed business combination and the respective businesses of GigCapital4 and BigBear.ai. The proposed business combination and related transactions will be submitted to stockholders of GigCapital4 for their consideration. GigCapital4’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with GigCapital4’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about BigBear.ai, GigCapital4 and the proposed business combination and related transactions. The definitive proxy statement and other relevant materials for the proposed business combination has been mailed to stockholders of GigCapital4 as of October 5, 2021, which has been established as the record date for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital4, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital4, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, and the timing of the consummation of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management of GigCapital4 and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GigCapital4. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of stockholders is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to BigBear.ai; risks related to the rollout of BigBear.ai’s business and the timing of expected business milestones; the effects of competition on BigBear.ai’s future business; the amount of redemption requests made by GigCapital4’s public stockholders; the ability of GigCapital4 or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. If any of these risks materialize or GigCapital4’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital4’s filings with the SEC, and in GigCapital4’s current and periodic reports filed or furnished from time to time with the SEC. There may be additional risks that neither GigCapital4 nor BigBear.ai presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital4 and BigBear.ai’s expectations, plans or forecasts of future events and views as of the date of this press release, based on information available to GigCapital4 and BigBear.ai as of the date hereof. GigCapital4 and BigBear.ai assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. While GigCapital4 and BigBear.ai may elect to update these forward-looking statements at some point in the future, GigCapital4 and BigBear.ai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital4’s and BigBear.ai’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

For BigBear.ai:

Reevemark

Paul Caminiti/Delia Cannan/Pam Greene

212-433-4600

bigbear.ai@reevemark.com

For GigCapital4:

ICR

Brian Ruby

Brian.ruby@icrinc.com

For AE Industrial Partners:

Lambert & Co.

Jennifer Hurson

845-507-0571

jhurson@lambert.com

Caroline Luz

203-656-2829

cluz@lambert.com